UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2012

CELLDEX THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15006	13-3191702
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

119 Fourth Avenue
Needham, Massachusetts	02494-2725
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 433-0771

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).  Compensatory Arrangements of Certain Officers.

On June 13, 2012, at our 2012 Annual Meeting of Stockholders (the “Annual Meeting”), our stockholders approved an amendment (the “Amendment”) to our 2008 Stock Option and Incentive Plan (the “2008 Plan”) to increase the shares reserved for issuance thereunder by 3,500,000 to 7,400,000 and to provide that, except in connection with a merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split or other similar transaction or change in our capital stock, we may not, without obtaining stockholder approval, cancel outstanding options with an exercise price above the current stock price in exchange for cash or securities.

The amendment to the 2008 Plan previously had been approved, subject to stockholder approval, by our board of directors. The amendment to the 2008 Plan became effective immediately upon stockholder approval at the Annual Meeting.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders

At the Annual Meeting held on June 13, 2012, our stockholders voted on the four proposals listed below. The final results for the votes regarding each proposal are set forth below.

1. Our shareholders elected the following individuals to serve on our board of directors until the annual meeting of shareholders to be held in 2013. The tabulation of votes with respect to the election of such directors was as follows:

	For	Withheld	Broker Non-Votes
Larry Ellberger	22,934,493	3,378,505	21,891,064
Anthony S. Marucci	22,854,698	3,458,300	21,891,064
Herbert J. Conrad	23,145,967	3,167,031	21,891,064
George O. Elston	23,064,108	3,248,890	21,891,064
Harry H. Penner, Jr.	23,000,892	3,312,106	21,891,064
Timothy M. Shannon, M.D.	24,260,570	2,052,428	21,891,064
Karen L. Shoos	22,825,291	3,487,707	21,891,064

2. Our shareholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2012. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
45,826,580	1,398,843	978,639	—

3. Our shareholders approved the Amendment to our 2008 Stock Option and Incentive Plan.  The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
21,027,514	4,312,094	973,390	21,891,064

4. Our shareholders voted to approve, on an advisory, non-binding basis, the compensation for our named executive officers. The tabulation of votes with respect to this proposal was as follows:

For	Against	Abstain	Broker Non-Votes
23,718,410	1,440,498	1,154,090	21,891,064

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits
10.1	Amendment dated April 17, 2012 to Celldex Therapeutics., Inc. 2008 Stock Option and Incentive Plan.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.

By:	/s/ Avery W. Catlin
Name: Avery W. Catlin
Title: Senior Vice President / Chief Financial
Officer

Dated: June 14, 2012

Exhibit Index

10.1                           Amendment dated April 17, 2012 to Celldex Therapeutics., Inc. 2008 Stock Option and Incentive Plan